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                                                                 EXHIBIT 10.22

                           STOCK RESTRICTION AGREEMENT

      AGREEMENT made this 26th day of August, 1998, between VIP Calling, Inc. a Delaware corporation (the "Company"), and Ofer Gneezy and Gordon J. VanderBrug (each, a "Founder" and collectively, the "Founders").

      WHEREAS certain investors are investing in the Company, and as a condition of their investment require the Founders, under the terms and conditions set forth in this Agreement, to grant to the Company a right to repurchase certain shares of capital stock of the Company owned by the Founders; and

      WHEREAS, the Founders agree to restrict certain shares of capital stock of the Company to induce the investors to make the investment.

      In consideration of the mutual covenants contained herein and the consummation of the sale and purchase of shares of capital stock of the Company pursuant to the Series B Stock Purchase Agreement of even date herewith (the "Purchase Agreement"), and for other valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

      1. Purchase Option.

            (a) In the event that the Founder ceases to be employed by the Company voluntarily and without "good reason" or due to termination for "cause" by the Board of Directors (within the meaning ascribed to such terms in the Employment Agreement between the Company and such Founder), ("Cessation of Employment") prior to August 26, 2000, the Company shall have the right and option (the "Purchase Option") to purchase from such Founder, for the fair market value on the date of purchase, as fair market value is determined in good faith by the Board of Directors (the "Option Price"), up to that percentage of such Founder's Class A Common Stock, $.001 per share held of record by such Founder as of the date of this Agreement (the "Shares"), as is set forth in the second column of the table set forth below opposite the period in which such Founder ceases to be so employed.

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                                         Percentage of Shares Subject
  If Cessation of Employment Occurs:         to Purchase Option
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After August 26, 1998                                45%
but before November 26, 1998
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On or after November 26, 1998                    39.375%
but before February 26, 1999
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On or after February 26, 1999                     33.75%
but before May 26, 1999
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On or after May 26, 1999                         28.125%
but before August 26, 1999
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On or after August 26, 1999                        22.5%
but before November 26, 1999
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On or after November 26, 1999                     16.87%
but before February 26, 2000
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On or after February 26, 2000                     11.25%
but before May 26, 2000
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On or after May 26, 2000                          5.625%
but before August 26, 2000
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On or after August 26, 2000                           0%
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            (b) For purposes of this Agreement, employment with the Company shall include employment with a parent or subsidiary of the Company.

            (c) If from time to time during the term of the Purchase Option there is any stock split-up, stock dividend, stock distribution or other reclassification of the shares, any and all new, substituted or additional securities to which each Founder is entitled by reason of his ownership of the Shares shall be immediately included within the total number of such Founder's Shares subject to the Purchase Option.

      2. Exercise of Purchase Option and Closing.

            (a) The Company may exercise the Purchase Option by delivering or mailing to the Founder, in accordance with Section 8, within 60 days after the Cessation of Employment, a written notice of exercise of the Purchase Option. Such notice shall specify the number of Shares to be purchased. If and to the extent the Purchase Option is not so exercised by the giving of such a notice within such 60-day period, the Purchase Option shall automatically expire and terminate effective upon the expiration of such 60-day period.

            (b) Within 10 days after his receipt of the Company's notice of the exercise of the Purchase Option pursuant to subsection(a) above, the Founder shall tender to the Company at its principal offices the certificate or certificates representing the Shares which the Company has elected to purchase, duly endorsed in blank by the Founder or with duly endorsed stock powers attached thereto, all in form suitable for the transfer of such Shares to the Company. Upon its receipt of


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such certificate or certificates, the Company shall deliver or mail to the
Founder a check in the amount of the aggregate Option Price therefor.

            (c) After the time at which any Shares are required to be delivered to the Company for transfer to the Company pursuant to subsection (b) above, the Company shall not pay any dividend to the Founder on account of such Shares or permit the Founder to exercise any of the privileges or rights of a stockholder with respect to such Shares, but shall, in so far as permitted by law, treat the Company as the owner of such Shares.

            (d) The Option Price may be payable, at the option of the Company, in cancellation of all or a portion of any outstanding indebtedness of the Founder to the Company or in cash (by check) or both.

            (e) The Company shall not purchase any fraction of a Share upon exercise of the Purchase Option, and any fraction of a Share resulting from a computation made pursuant to Section 1 of this Agreement shall be rounded upward to the nearest whole Share.

      3. Restrictive Legend. All certificates representing Shares shall have affixed thereto a legend in substantially the following form, in addition to any other legends that may be required under federal or state securities laws:

            "The shares of stock represented by this certificate are subject to restrictions on transfer and an option to purchase set forth in a certain Stock Restriction Agreement between the corporation and the registered owner of these shares (or his predecessor in interest), and such Agreement is available for inspection without charge at the office of the Secretary of the corporation."

      4. Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

      5. Waiver. Any provision contained in this Agreement may be waived, either generally or in any particular instance, by the Board of Directors of the Company.


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      6. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company and the Founders and their respective heirs, executors, administrators, legal representatives, successors and assigns.

      7. No Rights To Employment. Nothing contained in this Agreement shall be construed as giving the Founders any right to be retained, in any position, as employees of the Company.

      8. Notice. All notices required or permitted hereunder shall be in writing and deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail, postage prepaid, addressed to the other party hereto at the address shown beneath his or its respective signature to this Agreement, or at such other address or addresses as either party shall designate to the other in accordance with this Section 8.

      9. Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and viceversa.

      10. Entire Agreement. This Agreement constitutes the entire agreement between the parties, and supersedes all prior agreements and understandings (other than the Employment Agreement between the Company and each of the Founders), relating to the subject matter of this Agreement.

      11. Amendment. This Agreement may be amended or modified only by a written instrument executed by both the Company and the Founders.

      12. Governing Law. This Agreement shall be construed, interpreted and enforced in accordance with the laws of the Commonwealth of Massachusetts.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                COMPANY:

                                VIP CALLING, INC.


                                By: /s/ Ofer Gneezy
                                    ------------------------------

                                121 Middlesex Turnpike
                                Burlington, MA 01803


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                                FOUNDERS:

                                /s/ Ofer Gneezy
                                -----------------------------------
                                Ofer Gneezy
                                Address: 5 Manchester Rd
                                        ---------------------------
                                         Winchester, MA 01890
                                        ---------------------------

                                /s/ Gordon J. VanderBrug
                                -----------------------------------
                                Gordon J. VanderBrug
                                Address: 23 Woodpark Cir.
                                        ---------------------------
                                         Lexington, MA 02421
                                        ---------------------------


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